Exhibit 99.1

Ascendant Solutions, Inc.

Fairways Equities, LLC

99.9% sole limited partner

0.1% sole general partner

Fairways Frisco L.P., a Texas L.P.

(Fairways Frisco)

Option for 50%

Frisco Square, Ltd.

100% membership interest

Fairways B1-6 F1-11, LLC, a Texas LLC

(Fairways B1-6)

0.5% Co-GP

Frisco Square B1-6 F1-11, Ltd., a Texas L.P.

(Frisco Square B1-6)

49.5% limited partner

100% membership interest

Fairways B1-7 F1-10, LLC, a Texas LLC

(Fairways B1-7)

0.5% Co-GP

Frisco Square B1-7 F1-10, Ltd., a Texas L.P.

(Frisco Square B1-7)

49.5% limited partner

100% membership interest

Fairways FS Properties, LLC, a Texas LLC

(Fairways FS)

0.5% Co-GP

Frisco Square Properties, Ltd., a Texas L.P.

(FS Properties)

49.5% limited partner